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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): February 10 , 1997
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                      Noise Cancellation Technologies, Inc.
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               (Exact name of Registrant as specified in Charter)


     Delaware                0-18267                      59-2501025
(State or other juris-       (Commission                  (IRS Employer
diction of incorporation)    File Number)                 Identification
                                                          Number)

1025 West Nursery Road, Suite 120, Linthicum, Maryland       2 1 0 9 0
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number including area code:          (410) 636-8700


                                      None
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           Former name or former address, if changes since last report)




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 Item 7. Exhibits

                                                                   Sequential
Exhibit No.       Description                                         Page

1(a) Agreement dated December 10, 1996, between Noise Cancellation Technologies, Inc. and Schwebel Capital Investments, Inc. incorporated by reference to Exhibit 1(a) of Registrant's Report on Form 8-K filed on January 27, 1997.

1(b) Agreement dated December 10, 1996, between Noise Cancellation Technologies, Inc. and Alexander Wescott and Co., Inc. incorporated by reference to Exhibit 1(b) of Registrant's Report on Form 8-K filed on January 27, 1997.

4(a)              Form of Noise Cancellation Technologies, Inc.        8
                  8% Convertible Debenture due February 7, 2000.
                  Issued on February 10, 1997, to Sage Capital
                  Investments Limited.

4(b)              Form of Noise Cancellation Technologies, Inc.       17
                  8% Convertible Debenture due February 21, 2000.
                  Issued on February 21, 1997, to Sage Capital
                  Investments Limited.

4(c)              Form of Noise Cancellation Technologies, Inc.       26
                  8% Convertible Debenture due February 21, 2000.
                  Issued on February 21, 1997, to Optimum Fund.










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Item 9.  Sales of Equity Securities Pursuant to Regulation S

FIRST SALE

(a) February 10, 1997. Eight Percent (8%) Non-Voting Subordinated Convertible Debentures Due February 7, 2000, each in the principal amount of fifty thousand dollars ($50,000.00) (the "Debentures"). Aggregate principal amount of one hundred thousand dollars ($100,000.00).

(b) Name of placement agents - Alexander, Wescott & Co., Inc. and Schwebel Capital Investments, Inc. Identity of person to which the Registrant sold the Debentures - Sage Capital Investments Limited, Nassau, Bahamas (the "Purchaser").

(c) Total offering price - one hundred thousand dollars ($100,000.00). Total commissions - eleven thousand dollars ($11,000.00).

(d) Exemption from registration claimed under Regulation S promulgated under the Securities Act of 1933, as amended (respectively, "Regulation S" and the "Act"). To the best of the Registrant's knowledge and belief and in accordance with representations and warranties made by the Purchaser of the Debentures, the Purchaser is not a "U.S. Person" as defined under Regulation S, the Registrant did not engage in any "directed selling efforts" as defined under Regulation S in connection with the offer or sale of the Debentures and said offer and sale complied in all other respects with the provisions of Regulation S required to permit the sale of the Debentures by the Registrant without compliance with the registration requirements of the Act.

(e) The holder of the Debentures is entitled, at its option, at any time commencing on or after forty-five (45) days after the closing date of the purchase thereof (the "Closing Date") to convert the full unpaid principal amount of the Debentures into shares of Common Stock of the Registrant (the "Conversion Shares") at a conversion price (the "Conversion Price") for each Conversion Share equal to the lesser of eighty-five percent (85%) of the closing bid of the Common Stock on the Closing Date or seventy percent (70%) of the average closing bid price of the Common Stock for the five (5) NASDAQ trading days immediately preceding the date of conversion as reported by the National Association of Securities Dealers Automated Quotation System; provided, however, that in no event shall the Conversion Price ever be less than $0.14 per share. The number of Conversion Shares to be received by the holder on conversion shall be the product of the unpaid principal amount of the Debentures being converted divided by the Conversion Price. The Registrant may, at its own option, cause the automatic conversion into Conversion Shares of all or any part of the Debentures after February 15, 1998 at the aforesaid Conversion Price. The Registrant may exercise its option to cause the automatic conversion as set forth herein after sixty (60) days notice to the holder during which sixty (60) days the holder may convert in accordance with the holder's conversion privileges. After the sixty (60) days and the exercise of said automatic conversion, Registrant may only exercise further automatic conversion(s) in connection with not less than twenty-five percent (25%) of the then remaining amounts of outstanding Conversion Shares pertaining to all of the unconverted Debentures per automatic conversion and only after thirty (30) days notice to the holder during which thirty (30) days the holder may convert in accordance with the holder's conversion privileges. Payment of each interest payment payable under the Debentures may, at the Registrant's option, be made in cash or by delivery of shares of the Registrant's Common Stock. The number of shares to be delivered shall be based on one hundred percent (100%) of the average closing bid price of the Registrant's Common Stock as reported on NASDAQ for the Five
(5) Trading Days immediately preceding the record date for the interest payment.

SECOND SALE

(a) February 21, 1997. Eight Percent (8%) Non-Voting Subordinated Convertible Debentures Due February 21, 2000, each in the principal amount of fifty thousand dollars ($50,000.00) (the "Debentures"). Aggregate principal amount of one hundred thousand dollars ($100,000.00).

(b) Name of placement agents - Alexander, Wescott & Co., Inc. and Schwebel Capital Investments, Inc. Identity of person to which the Registrant sold the Debentures - Sage Capital Investments Limited, Nassau, Bahamas (the "Purchaser").

(c) Total offering price - one hundred thousand dollars ($100,000.00). Total commissions - eleven thousand dollars ($11,000.00).

(d) Exemption from registration claimed under Regulation S promulgated under the Securities Act of 1933, as amended (respectively, "Regulation S" and the "Act"). To the best of the Registrant's knowledge and belief and in accordance with representations and warranties made by the Purchaser of the Debentures, the Purchaser is not a "U.S. Person" as defined under Regulation S, the Registrant did not engage in any "directed selling efforts" as defined under Regulation S in connection with the offer or sale of the Debentures and said offer and sale complied in all other respects with the provisions of Regulation S required to permit the sale of the Debentures by the Registrant without compliance with the registration requirements of the Act.

(e) The holder of the Debentures is entitled, at its option, at any time commencing on or after forty-five (45) days after the closing date of the purchase thereof (the "Closing Date") to convert the full unpaid principal amount of the Debentures into shares of Common Stock of the Registrant (the "Conversion Shares") at a conversion price (the "Conversion Price") for each Conversion Share equal to the lesser of eighty-five percent (85%) of the closing bid of the Common Stock on the Closing Date or seventy percent (70%) of the average closing bid price of the Common Stock for the five (5) NASDAQ trading days immediately preceding the date of conversion as reported by the National Association of Securities Dealers Automated Quotation System; provided, however, that in no event shall the Conversion Price ever be less than $0.14 per share. The number of Conversion Shares to be received by the holder on conversion shall be the product of the unpaid principal amount of the Debentures being converted divided by the Conversion Price. The Registrant may, at its own option, cause the automatic conversion into Conversion Shares of all or any part of the Debentures after February 15, 1998 at the aforesaid Conversion Price. The Registrant may exercise its option to cause the automatic conversion as set forth herein after sixty (60) days notice to the holder during which sixty (60) days the holder may convert in accordance with the holder's conversion privileges. After the sixty (60) days and the exercise of said automatic conversion, Registrant may only exercise further automatic conversion(s) in connection with not less than twenty-five percent (25%) of the then remaining amounts of outstanding Conversion Shares pertaining to all of the unconverted Debentures per automatic conversion and only after thirty (30) days notice to the holder during which thirty (30) days the holder may convert in accordance with the holder's conversion privileges. Payment of each interest payment payable under the Debentures may, at the Registrant's option, be made in cash or by delivery of shares of the Registrant's Common Stock. The number of shares to be delivered shall be based on one hundred percent (100%) of the average closing bid price of the Registrant's Common Stock as reported on NASDAQ for the Five
(5) Trading Days immediately preceding the record date for the interest payment.

THIRD SALE

(a) February 21, 1997. Eight Percent (8%) Non-Voting Subordinated Convertible Debentures Due February 21, 2000, four (4) in the principal amount of fifty thousand dollars ($50,000.00) and one (1) in the principal amount of twenty-five thousand dollars ($25,000.00) (the "Debentures"). Aggregate principal amount of two hundred twenty-five thousand dollars ($225,000.00).

(b) Name of placement agents - Alexander, Wescott & Co., Inc. and Schwebel Capital Investments, Inc. Identity of person to which the Registrant sold the Debentures - Optimum Fund, Georgetown, Grand Cayman, Grand Cayman Island, British Virgin Islands (the "Purchaser").

(c)  Total  offering   price  -  two  hundred   twenty-five   thousand   dollars
($225,000.00). Total commissions - twenty-four thousand seven hundred fifty dollars ($24,750.00).

(d) Exemption from registration claimed under Regulation S promulgated under the Securities Act of 1933, as amended (respectively, "Regulation S" and the "Act"). To the best of the Registrant's knowledge and belief and in accordance with representations and warranties made by the Purchaser of the Debentures, the Purchaser is not a "U.S. Person" as defined under Regulation S, the Registrant did not engage in any "directed selling efforts" as defined under Regulation S in connection with the offer or sale of the Debentures and said offer and sale complied in all other respects with the provisions of Regulation S required to permit the sale of the Debentures by the Registrant without compliance with the registration requirements of the Act.

(e) The holder of the Debentures is entitled, at its option, at any time commencing on or after forty-five (45) days after the closing date of the purchase thereof (the "Closing Date") to convert the full unpaid principal amount of the Debentures into shares of Common Stock of the Registrant (the "Conversion Shares") at a conversion price (the "Conversion Price") for each Conversion Share equal to the lesser of eighty-five percent (85%) of the closing bid of the Common Stock on the Closing Date or seventy percent (70%) of the average closing bid price of the Common Stock for the five (5) NASDAQ trading days immediately preceding the date of conversion as reported by the National Association of Securities Dealers Automated Quotation System; provided, however, that in no event shall the Conversion Price ever be less than $0.14 per share. The number of Conversion Shares to be received by the holder on conversion shall be the product of the unpaid principal amount of the Debentures being converted divided by the Conversion Price. The Registrant may, at its own option, cause the automatic conversion into Conversion Shares of all or any part of the Debentures after February 15, 1998 at the aforesaid Conversion Price. The Registrant may exercise its option to cause the automatic conversion as set forth herein after sixty (60) days notice to the holder during which sixty (60) days the holder may convert in accordance with the holder's conversion privileges. After the sixty (60) days and the exercise of said automatic conversion, Registrant may only exercise further automatic conversion(s) in connection with not less than twenty-five percent (25%) of the then remaining amounts of outstanding Conversion Shares pertaining to all of the unconverted Debentures per automatic conversion and only after thirty (30) days notice to the holder during which thirty (30) days the holder may convert in accordance with the holder's conversion privileges. Payment of each interest payment payable under the Debentures may, at the Registrant's option, be made in cash or by delivery of shares of the Registrant's Common Stock. The number of shares to be delivered shall be based on one hundred percent (100%) of the average closing bid price of the Registrant's Common Stock as reported on NASDAQ for the Five
(5) Trading Days immediately preceding the record date for the interest payment.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NOISE CANCELLATION TECHNOLOGIES, INC.


                           By: /s/ STEPHEN J. FOGARTY
                               Stephen J. Fogarty
                               Senior Vice President and
                               Chief Financial Officer

Dated:  February 25, 1997







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